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                             CONFIDENTIAL TREATMENT

                                                                  EXHIBIT 10.5.2

                                1995 AMENDMENT TO
                    TECHNOLOGY TRANSFER AND FOUNDRY AGREEMENT
                                       AND
                            CO-DEVELOPMENT AGREEMENT

                  This 1995 Amendment to Technology Transfer and Foundry Agreement and Co-Development Agreement ("Agreement") is entered into as of August 16, 1995 between SEEQ Technology Incorporated ("SEEQ"), a Delaware corporation having a place of business at Fremont, California, and Hualon Microelectronics Corporation, a Taiwanese corporation ("HMC") that has a place of business at Hsinchu, Taiwan. This Agreement shall become effective on the date (the "Effective Date") of execution of the Settlement Agreement, Release and Tolling Agreement dated the date hereof entered into between SEEQ and HMC ("Settlement Agreement").

                                    RECITALS

         1.10 SEEQ and HMC entered into a Technology Transfer and Foundry Agreement dated as of July 16, 1990 (the "1990 Foundry Agreement") pursuant to which HMC served as a foundry for SEEQ to manufacture certain logic and other ICs.

         1.11 The Parties entered into a Co-Development Agreement dated February 24, 1992 (Co-Development Agreement.")

[*] INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.



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         1.12 SEEQ and HMC have entered into the Settlement Agreement pursuant to which SEEQ and HMC have agreed to settle certain disputes under the 1990 Foundry Agreement and the Co-Development Agreement.

         1.13 In connection with the implementation of the Settlement Agreement, the parties desire to amend the terms and conditions of the 1990 Foundry Agreement and the Co-Development Agreement with respect to [*] Products and [*] Processes;

         Accordingly, SEEQ and HMC agree to the following terms and conditions:

         1.       INTRODUCTION

                  1.1 This Agreement amends and modifies the 1990 Foundry Agreement and the Co-Development Agreement. Except as amended hereby, each of said agreements shall each remain in full force and effect. In the event of any inconsistency or other conflict between this Agreement and either or both of the 1990 Foundry Agreement or the Co-Development Agreement, the terms of this Agreement shall prevail, and the other agreement is deemed amended by this Agreement.

                  1.2 Except as otherwise defined herein, capitalized terms shall have the meanings given to them in the 1990 Foundry Agreement.

                  1.3 [*] Products means SEEQ's [*], [*] and [*] products.

[*] INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.


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                  1.4 [*] Process means the [*] CMOS 1.2-micron Process that was delivered by SEEQ to HMC and subsequently modified and developed by HMC and that is now known as [*].

2. FOUNDRY SERVICES

                  2.1 Minimum Wafer Foundering. Upon the terms and conditions set forth herein, at SEEQ's request, HMC shall manufacture Articles of [*] Products for delivery to SEEQ. HMC may also, but shall not be obligated to, manufacture wafers for Products Developed by SEEQ in addition to the [*] Products, as determined by the PARTIES. After execution of the Settlement Agreement, HMC shall, upon request from SEEQ, based on a four (4) week month, make wafer starts available to SEEQ at a minimum of (a) [*] 125-millimeter wafers (or equivalents in other size wafers) started during the period from the Effective Date through August 31, 1995, (b) [*] 125-millimeter wafer starts (or equivalents in other size wafers) started per month (at the rate of approximately [*] wafers per week) during the period from September 1, 1995 until the earlier of (i) the end of the term of the 1990 Foundry Agreement, or
(ii) the date in which the [*] Products have been qualified by SEEQ for manufacture on the [*] Stepper, and (c) [*] 125-millimeter wafer starts (or equivalents in other size wafers) started per month (at the rate of approximately [*] wafers per week) during the period following

[*] INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.

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the date on which the [*] Products have been qualified by SEEQ for manufacture on the [*] Stepper.

                  2.2 Pricing. The initial prices per wafer of [*] Products foundered by HMC shall be as set forth in Appendix B to the 1990 Foundry Agreement, which appendix is modified to read as set forth in Appendix B hereto.

         3.       ROYALTIES

                  Neither HMC nor SEEQ shall be required to pay any royalty to the other with respect to the sale of any of the [*] Products, including any HMC-Improved or SEEQ-Improved version(s) of each such product, as the case may be.

         4.       NOTICES

                  All notices given under the 1990 Foundry Agreement shall be in writing and shall be sufficient if delivered in person or mailed, postage prepaid, registered or certified mail, return receipt requested, or transmission by telecopier with confirmation of receipt, to the PARTIES at the following addresses:
SEEQ:                               SEEQ Technology Incorporated
                                    4200 Bayside Parkway
                                    Fremont, California 94538
                                    Attn: President and Chief Executive Officer
                                    Telecopier: (510) 657-2837

With a copy to:            Brobeck, Phleger & Harrison
                                    One Market

[*] INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.


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                                    San Francisco, CA 94105
                                    Attn: Scott D. Lester, Esq.
                                    Telecopier: (415) 442-1010

HMC:                                Hualon Microelectronics Corporation
                                    6th Floor, Kua Hua Life Insurance Building
                                    42 Chung Shan North Road, Station 2
                                    Taipei, Taiwan
                                    Attn: President and CEO
                                    Telecopier: 886-2-531-3241

With a copy to:                     Hanson, Bridgett, Marcus, Vlahos & Rudy
                                    333 Market Street, Suite 2300
                                    San Francisco, CA 94105
                                    Attn: William J. Bush, Esq.
                                    Telecopier: (415) 541-9366

         5.       YIELD IMPROVEMENT

                  HMC and SEEQ agree that both Parties shall work together immediately following the Effective Date of this Agreement (a) to enable HMC to return probe yields to the levels achieved during 1994 (i.e., in excess of [*] die per wafer for the [*]) and (b) to thereafter continue to work together to further improve yields in the manufacture of the SEEQ Products.

         6.       PAYMENTS FOR FOUNDRIED PRODUCTS

                  SEEQ shall pay for foundried Products, and shall pay for Mask Generation Costs, all in accordance with Appendix B. SEEQ shall pay HMC all amounts due under this Agreement within thirty (30) days after the receipt by SEEQ of an invoice for such charges. HMC reserves the right to modify such payment terms if any amount payable is sixty (60) days past due (unless such

[*] INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.
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amount is being contested in good faith), or if SEEQ has become insolvent or is not able to pay its debts as they become due.

         7.       MINIMUM WAFER PURCHASE REQUIREMENTS

                  The Parties acknowledge that Paragraph 7.2 of the 1990 Foundry Agreement which deals with minimum wafer purchase requirements for SEEQ shall no longer be applicable.

         IN WITNESS WHEREOF, authorized officers or representatives of the Parties have executed this Agreement on the dates entered below.

SEEQ TECHNOLOGY INCORPORATED              HUALON MICROELECTRONICS CORPORATION

By ___________________________            By ___________________________
     ____________________                      ____________________
     ____________________                      ____________________


Date _______________________              Date _______________________


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                                   APPENDIX B

                         [*] FOUNDRY DETAIL AND PRICING

1.       EVALUATION, QUALIFICATION, RISK AND PRICING

         1.1 Initial Pricing Terms. The initial prices for the [*], the [*] and the new [*] design shall be as set forth below:

                  1.1.1 [*] Initial Pricing. Initial pricing for the [*] shall be [*] per wafer.

                  1.1.2 [*] Initial Pricing. Initial pricing for the [*] shall be (i) [*] per sorted die (or [*] per die if sorted at SEEQ) for all die invoiced prior to December 31, 1995, and (ii) [*] per sorted die (or [*] per die if sorted at SEEQ) for all die invoiced after January 1, 1996.

                  1.1.3 [*] Initial Pricing. Initial pricing for SEEQ's new [*] design shall be based on actual sort yields, when available, and negotiated against an effective wafer price target of [*] per wafer.

         1.2 Yield Improvements; Future Price Reductions. The PARTIES agree that they will work diligently and with their respective best efforts to achieve yield improvements in the manufacture of the [*] Products hereunder. HMC agrees that, in consideration for SEEQ's efforts in the attempt to improve such yields, HMC will negotiate in good faith with SEEQ to reduce the prices set forth above (i) for the [*] Product manufactured hereunder so that SEEQ may obtain a share of the benefits of yield improvements in excess of [*] die per wafer, and (ii) for the [*] and [*] Products, the Parties shall share the benefits over the base line yields to be agreed upon once mass production of such Products commences.

         1.3 [*] Stepper. HMC shall take all required actions to bring the [*] Stepper on-line as soon as possible following the Effective Date to enable HMC to

[*] INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.



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                  manufacture [*] Products utilizing the [*] Stepper and to
                  enable HMC to achieve increased manufacturing capacity for the [*] Products to be purchased by SEEQ. SEEQ and HMC agree to develop a program immediately following the Effective Date to accomplish this capacity increase. SEEQ agrees to take all necessary actions to assist HMC to accomplish this capacity increase.

         1.4      HMC Engineering Services.

                  1.4.1 HMC agrees to provide the engineering services to build the mask sets and process engineering lots required to update the [*] mask set and to bring the [*] Stepper on-line to achieve increased capacity. The new mask sets are to be used for the manufacture of products for both SEEQ and HMC.

                  1.4.2 HMC agrees to provide the engineering services to build the mask sets and process engineering lots required to bring up the latest revision of the [*] in HMC's manufacturing facility. The new mask sets are to be used for the manufacture of products for both SEEQ and HMC.

                  1.4.3 HMC agrees to provide the engineering services to build the mask sets and process engineering lots required to bring up the new [*] design in HMC's manufacturing facility. The new mask sets are to be used for the manufacture of products for both SEEQ and HMC.

         1.5 Database Update. SEEQ shall update the [*] and [*] databases for use by HMC in accordance with its contractual rights. Such updates shall incorporate any present or future design improvements completed by SEEQ during the term of this Agreement and shall accommodate the use of the [*] Stepper, if technically feasible.

         1.6 The [*]. SEEQ shall also provide to HMC the initial database of the [*] Product, once it has been developed, and shall provide database updates for the [*] Product during the term of this Agreement. HMC

[*] INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN
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                  shall not sell the [*] Product outside of the Permitted
                  Territories prior to the end of the term of the 1990 Foundry Agreement, provided, however, that prior to the end of such term HMC may sell the [*] Product to its sakes agent or representative who may not be located within the Permitted Territories if such sale is solely for resale in the Permitted Territories.

         1.7 NRE Payments. SEEQ shall pay Non-recurring Engineering ("NRE") charges as follows:

                  1.7.1 SEEQ shall pay to HMC all NRE charges incurred to establish [*] manufacturing in HMC's Facility, and shall pay such charges within thirty (30) days after receipt of an invoice therefor, as follows:

                           (a) SEEQ shall pay to HMC [*] upon delivery to HMC of a completed mask set by the mask vendor;

                           (b) SEEQ shall pay to HMC [*] upon delivery by HMC to SEEQ of eight (8) or more wafers from the first engineering lot under this Agreement;

                           (c) SEEQ shall pay to HMC [*] upon delivery by HMC to SEEQ of eight (8) or more wafers from the second engineering lot under this Agreement.

                  1.7.2 SEEQ shall pay to HMC all NRE charges incurred to transfer the [*] product for manufacturing in HMC's Facility, and shall pay such charges within thirty
                           (30) days after receipt of an invoice therefor, as follows:

                           (a) SEEQ shall pay to HMC [*] upon delivery to HMC of a completed mask set by the mask vendor;

                           (b) SEEQ shall pay to HMC [*] upon delivery by HMC to SEEQ of eight (8) or more wafers from the first engineering lot

[*] INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.


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                                    under this Agreement;

                           (c) SEEQ shall pay to HMC [*] upon delivery by HMC to SEEQ of eight (8) or more wafers from the second engineering lot under this Agreement.

                  1.7.3 SEEQ shall pay to HMC all NRE charges incurred to transfer and for start-up of the [*] product for manufacturing in HMC's Facility, and shall pay such charges within thirty (30) days after receipt of an invoice therefor, as follows:

                           (a) SEEQ shall pay to HMC [*] upon delivery to HMC of a completed mask set by the mask vendor;

                           (b) SEEQ shall pay to HMC [*] upon delivery by HMC to SEEQ of eight (8) or more wafers from the first engineering lot under this Agreement;

                           (c) SEEQ shall pay to HMC [*] upon delivery by HMC to SEEQ of eight (8) or more wafers from the second engineering lot under this Agreement.

                  1.7.4 It is the intent of SEEQ and HMC that all NRE work to be performed under this Agreement will be completed by December 31, 1995, and that all NRE charges to be paid by SEEQ under this Agreement will be paid by December 31, 1995.

         1.8      Other Matters.

                  1.8.1 HMC acknowledges that SEEQ expects that the [*] Process will be rapidly brought into control and will yield consistently at wafer sort. HMC agrees to use its best efforts, and SEEQ agrees to cooperate with HMC, to ensure this is achieved.

                  1.8.2 Wafer acceptance is to be subject to normal e-test, visual and workmanship criteria. The

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                           PARTIES shall cooperate to determine these matters.

                  1.8.3 Scrap criteria and RMA policy on misprocessed wafers must be competitive. The PARTIES shall cooperate to determine these matters.

         1.9      E-Sort.

                  1.9.1 E-sort will be done either at SEEQ's facility in Fremont, or at HMC's facility in Taiwan, and each PARTY will have auditing rights for the E-sort facility of the other PARTY during normal working hours and with reasonable notice. Proposed changes of software or hardware will follow the same procedure as fab process changes.

                  1.9.2 All E-sort documentation will be maintained for 24 months. Each week, the E-sort area will provide the following information to both PARTIES:

                           - wafers received by lot number, product and date received

                           -        wafers E-sorted by lot number and date
                                    E-sorted

                           -        die yield by lot number and product

                           - wafers waiting to be E-sorted by lot number and product.

                  1.9.3 At HMC's option, E-sort can be transferred to a SEEQ-qualified HMC facility. Any change in die price for HMC's E-sort will be determined by the PARTIES.